U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 12, 2005

CASCADE NATURAL GAS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109

(Address of principal executive offices)

(206) 624-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

Withdrawal of Application for the Conservation Alliance Plan:  On December 12, 2005, Cascade Natural Gas Corporation withdrew its application for the Conservation Alliance Plan filed on October 31, 2005 at the Washington Utilities and Transportation Commission (WUTC).  The Conservation Alliance Plan “decouples” recovery of the cost of providing service from the volume of natural gas that customers use.  After considering comments of interested parties, including the WUTC staff, the Company has determined that the best course of action going forward is to pursue the Conservation Alliance Plan in conjunction with a general rate case.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.

Description of Exhibit

99.1	Press Release dated December 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION
Dated: December 15, 2005	By:	/s/ RICK DAVIS
Rick Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

99.1	Press Release dated December 12, 2005